Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Note 16 - Subsequent Events

On March 2, 2012 Internet Machines LLC, a Texas limited liability company filed a patent infringement lawsuit against numerous defendants (including many switch manufacturers) with respect to certain patents for switches,  and included our US subsidiary amongst the list of defendants named in such lawsuit.  The lawsuit claims that the defendants have infringed certain patents purported to be owned by  Internet Machines LLC and seeks unspecified compensation for damages as well as injunctive relief.  The Company is currently considering its next steps with respect to this complaint, however, as the outcome of it is uncertain, an estimate of a contingency, if any, cannot be made at this time.